UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2024

CMG HOLDINGS GROUP, INC

(Exact name of registrant as specified in its charter)

Nevada	000-51770	87-0733770
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2130 North Lincoln Park West 8N
Chicago, IL 60614
(Address of principal executive offices) (Zip Code)

(773) 770-3440
Registrant's telephone number including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company X

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. X

Item 4.01 Changes in Registrant’s Certifying Accountant.

As we stated in the 8K filed May 17, 2024, we were pursuing a new PCAOB certifying accountant. We have achieved that goal. The new certifying accountant is Michael Gillespie & Associates, P. O. Box 765, Vancouver, WA 98666. Mr. Gillespie is currently reviewing the information for the quarter ended March 31, 2024 and should have it ready for filing sometime next week.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMG HOLDING GROUP, INC.

Dated: June 12, 2024	By: /s/ Glenn Laken
Glenn Laken
Chief Executive Officer